FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS
Norbord has exposure to market, commodity price, interest rate, currency, counterparty credit and liquidity risks. Norbord’s primary risk management objective is to protect the Company’s balance sheet, earnings and cash flow.
Norbord’s financial risk management activities are governed by Board-approved financial policies that cover risk identification, tolerance, measurement, hedging limits, hedging products, authorization levels and reporting. Derivative contracts that are deemed to be highly effective in offsetting changes in the fair value, net investment or cash flows of hedged items are designated as hedges of specific exposures. Gains and losses on these instruments are recognized in the same manner as the item being hedged. Hedge ineffectiveness, if any, is measured and included in current period earnings.
Market Risk
Norbord purchases commodity inputs, issues debt at fixed and floating interest rates, invests surplus cash, sells product, purchases inputs in foreign currencies and invests in foreign operations. These activities expose the Company to market risk from changes in commodity prices, interest rates and foreign exchange rates, which affects the Company’s balance sheet, earnings and cash flows. The Company periodically uses derivatives as part of its overall financial risk management policy to manage certain exposures to market risk that result from these activities.
Commodity Price Risk
Norbord is exposed to commodity price risk on most of its manufacturing inputs, which principally comprise wood fibre, resin and energy. These manufacturing inputs are purchased primarily on the open market in competition with other users of such resources, and prices are influenced by factors beyond Norbord’s control.
Norbord monitors market developments in all commodity prices to which it is materially exposed. No liquid futures markets exist for the majority of Norbord’s commodity inputs, but, where possible, Norbord will hedge a portion of its commodity price exposure up to Board-approved limits in order to reduce the potential negative impact of rising commodity input prices. Should Norbord decide to hedge any of this exposure, it will lock in prices directly with its suppliers or, if unfeasible, purchase financial hedges where liquid markets exist.
At December 31, 2019, Norbord has economically hedged approximately 3% (December 31, 2018 – 5%) of its 2020 expected natural gas consumption by locking in the price directly with its suppliers. Approximately 50% (2018 – 57%) of Norbord’s forecasted electricity consumption is purchased in regulated markets, and Norbord has hedged approximately 25% (December 31, 2018 – 30%) of its 2020 deregulated electricity consumption. While these contracts are derivatives, they are exempt from being accounted for as financial instruments as they are considered normal purchases for the purpose of consumption.
Interest Rate Risk
Norbord’s financing strategy is to access public and private capital markets to raise long-term core financing, and to utilize the banking market to provide committed standby credit facilities supporting its short-term cash flow needs. The Company has fixed-rate debt, which subjects it to interest rate price risk, and has floating-rate debt, which subjects it to interest rate cash flow risk. In addition, the Company invests surplus cash in bank deposits and short-term money market securities.
Currency Risk
Norbord’s primary foreign exchange exposure arises from the following sources:

•	net investments in foreign operations, limited to Norbord's investment in its European operations which transact in both Pounds Sterling and Euros;

•	Canadian dollar-denominated monetary assets and liabilities; and

•	committed or anticipated foreign currency-denominated transactions, primarily Canadian dollar costs in Norbord's Canadian operations and Euro-denominated revenues in Norbord's UK operations.
Under the Company’s risk management policy, the Company may hedge up to 100% of its significant balance sheet foreign exchange exposures by entering into cross-currency swaps and forward foreign exchange contracts. The Company may also hedge a portion of future foreign currency-denominated cash flows, using forward foreign exchange contracts or options for periods of up to three years, in order to reduce the potential negative effect of a strengthening Canadian dollar versus the US dollar, or a weakening Euro versus the Pound Sterling. Refer to Non-Derivative Financial Instruments and Derivative Financial Instruments sections below.
Counterparty Credit Risk
Norbord invests surplus cash in bank deposits and short-term money market securities, sells its product to customers on standard market credit terms and uses derivatives to manage its market risk exposures. These activities expose the Company to counterparty credit risk that would result if the counterparty failed to meet its obligations in accordance with the terms and conditions of its contracts with the Company.
Norbord operates in a cyclical commodity business. Accounts receivable credit risk is mitigated through established credit management techniques, including conducting financial and other assessments to establish and monitor a customer’s creditworthiness, setting customer limits, monitoring exposures against these limits and, in some instances, purchasing credit insurance or obtaining trade letters of credit. As at December 31, 2019, the provision for doubtful accounts was less than $1 million (December 31, 2018 – less than $1 million). In 2019, Norbord had one customer (2018 – no customers) whose purchases represented 10% of total sales.
Under an accounts receivable securitization program (note 3), Norbord has transferred substantially all of its present and future trade accounts receivable to a third-party trust, sponsored by a highly rated Canadian financial institution, on a fully serviced basis, for proceeds consisting of cash and deferred purchase price. At December 31, 2019, Norbord recorded drawings of $68 million (December 31, 2018 – no drawings) relating to this program. The fair value of the deferred purchase price approximates its carrying value as a result of the short accounts receivable collection cycle and negligible historical credit losses.
Surplus cash is only invested with counterparties meeting minimum credit quality requirements and concentration limits. Derivative transactions are executed only with approved high-quality counterparties under master netting agreements. The Company monitors and manages its concentration of counterparty credit risk on an ongoing basis.
The Company’s maximum counterparty credit exposure at year-end consisted of the carrying amount of cash and cash equivalents and accounts receivable, which approximate fair value, and the fair value of derivative financial assets.
Liquidity Risk
Norbord strives to maintain sufficient financial liquidity at all times in order to participate in investment opportunities as they arise, as well as to withstand sudden adverse changes in economic circumstances. Management forecasts cash flows for its current and subsequent fiscal years in order to identify financing requirements. These requirements are then addressed through a combination of committed credit facilities and access to capital markets.
At December 31, 2019, Norbord had $20 million in cash and cash equivalents, $15 million in available drawings under its accounts receivable securitization program and $237 million in unutilized committed revolving bank lines.
Financial Liabilities
The following table summarizes the aggregate amount of contractual future cash outflows for the Company’s long-term financial liabilities:

						Payments Due by Year
(US $ millions)	2020	2021	2022	2023	2024	Thereafter	Total
Principal	$—	$—	$—	$315	$—	$350	$665
Interest	41	40	40	30	20	60	231
Long-term debt, including interest	$41	$40	$40	$345	$20	$410	$896
Note: The above table does not include pension and post-employment benefit plan obligations and lease obligations.
Non-Derivative Financial Instruments
The net book values and fair values of non-derivative financial instruments were as follows:

		Dec 31, 2019		Dec 31, 2018
(US $ millions)	Financial Instrument Category	Net Book Value	Fair Value	Net Book Value	Fair Value
Financial assets:
Cash and cash equivalents	Fair value through profit or loss	$20	$20	$128	$128
Accounts receivable	Amortized cost	136	136	149	149
Other assets(1)	Amortized cost	1	1	1	1
		$157	$157	$278	$278
Financial liabilities:
Accounts payable and accrued liabilities	Amortized cost	$259	$259	$293	$293
Automatic share purchase plan accrual	Amortized cost	—	—	42	42
Long-term debt(2)	Amortized cost	665	702	555	556
Other long-term debt	Amortized cost	68	68	—	—
Other liabilities(1)	Amortized cost	12	12	12	12
		$1,004	$1,041	$902	$903

(1)	Excludes defined benefit pension asset and obligations and lease obligations scoped out of IFRS 9, Financial instruments (notes 7, 9).

(2)	Principal value of long-term debt excluding debt issue costs of $8 million (2018 – $5 million) (note 8).
Derivative Financial Instruments
Canadian Dollar Monetary Hedge
At December 31, 2019, the Company had foreign currency forward contracts with various financial institutions representing a notional amount of C $52 million (December 31, 2018 – C $143 million) in place to buy US dollars and sell Canadian dollars with maturities in January 2020. The fair value of these contracts at year-end is an unrealized loss of $1 million (December 31, 2018 – an unrealized loss of $3 million); the carrying value of the derivative instrument is equivalent to the unrealized loss at year-end and is included in other liabilities. In 2019, net realized gains on the Company’s matured hedges were less than $1 million (2018 – losses of $3 million) and are included in earnings. A one-cent change in the exchange rate would result in a less than $1 million impact.

Euro Cash Flow Hedge
At year-end, the Company had foreign currency options representing a notional amount of €30 million (December 31, 2018 – €30 million) in place to buy Pounds Sterling and sell Euros with maturities between January 2020 and June 2020. The fair value of these contracts at year-end is an unrealized gain of less than $1 million (December 31, 2018 – less than $1 million). In 2019, realized losses on the Company's matured hedges were less than $1 million (2018 – less than $1 million). A one-cent change in the exchange rate would result in a less than $1 million impact.
Derivative instruments are measured at fair value as determined using valuation techniques under Level 2 of the fair value hierarchy. The fair values of over-the-counter derivative financial instruments are based on broker quotes or observable market rates. Those quotes are tested for reasonableness by discounting expected future cash flows using market interest and exchange rates for a similar instrument at the measurement date. Fair values reflect the credit risk of the instrument for the Company and counterparty when appropriate. Realized and unrealized gains and losses on derivative financial instruments are offset by realized and unrealized losses and gains on the underlying exposures being hedged and are recorded in earnings as they occur.